Morgan Stanley Health Sciences Trust
                     Item 77(o) 10f-3 Transactions
                   July 1, 2002 - December 31, 2002

Security Date of    Price    Shares  %of     Total         Purcha   Broker
         Purchase   Of       Purcha  Assets  Issued        sed
                    Shares   sed                           By
                                                           Fund

Trimeris 09/26/02   $45.25   43,000  0.360%  $108,600,000  1.792%   Goldma
, Inc.                                                                 n
                                                                    Sachs;
                                                                    Lehman
                                                                     Bros;
                                                                     Banc
                                                                      of
                                                                    Americ
                                                                    a Secs

WellChoi 11/07/02   $25.00   13,500  0.544%  $417,369,575  0.081%   Credit
ce, Inc.                                                            Suisse
                                                                     First
                                                                    Boston
                                                                     ; UBS
                                                                    Warbur
                                                                      g;
                                                                     Bear
                                                                    Stearn
                                                                      s;
                                                                    Goldma
                                                                       n
                                                                    Sachs;
                                                                    JPMorg
                                                                      an;
                                                                    Salomo
                                                                       n
                                                                     Smith
                                                                    Barney
                                                                       ;
                                                                    Blaylo
                                                                     ck &
                                                                    Partne
                                                                      rs;
                                                                      The
                                                                    Willia
                                                                      ms
                                                                    Capita
                                                                     l Grp

AMN      11/12/01   $17.00   200,00  0.029%  $170,000,000  0.118%    Banc
Healthca                       0                                      of
re                                                                  Americ
                                                                       a
                                                                     Secs;
                                                                      UBS
                                                                    Warbur
                                                                     g; JP
                                                                    Morgan
                                                                     Secs;
                                                                     Bear,
                                                                    Stearn
                                                                      s;
                                                                    Credit
                                                                    Suisse
                                                                     First
                                                                    Boston
                                                                       ;
                                                                    Deutsc
                                                                      he
                                                                     Banc
                                                                     Alex
                                                                    Brown;
                                                                    Lehman
                                                                     Bros;
                                                                    Merril
                                                                       l
                                                                     Lynch
                                                                    Pierce
                                                                    Fenner
                                                                       &
                                                                    Smith;
                                                                    Salomo
                                                                       n
                                                                     Smith
                                                                    Barney
                                                                    ; U.S.
                                                                    Bancor
                                                                       p
                                                                     Piper
                                                                    Jaffra
                                                                      y;
                                                                    Advest
                                                                       ,
                                                                     Inc.;
                                                                    Robert
                                                                      W.
                                                                     Baird
                                                                    & Co.;
                                                                    Willia
                                                                       m
                                                                     Blair
                                                                    & Co.;
                                                                    Buckin
                                                                     gham
                                                                    Resear
                                                                      ch
                                                                     Grp;
                                                                     First
                                                                    Southw
                                                                     est;
                                                                    Gerard
                                                                    Klauer
                                                                    Mattis
                                                                     on &
                                                                     Co.;
                                                                    Jeffer
                                                                     ies &
                                                                    Compan
                                                                      y;
                                                                     Legg
                                                                     Mason
                                                                     Wood
                                                                    Walker
                                                                       ;
                                                                    Morgan
                                                                    Keegan
                                                                       &
                                                                    Compan
                                                                      y;
                                                                    Raymon
                                                                       d
                                                                     James
                                                                       &
                                                                    Assocs
                                                                       ;
                                                                    SunTru
                                                                      st
                                                                    Robins
                                                                      on
                                                                    Humphr
                                                                      ey;
                                                                     Wells
                                                                     Fargo
                                                                      Van
                                                                    Kasper